UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09709
Highland Floating Rate Advantage Fund

(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 900
Dallas, Texas 75240

(Address of principal executive offices) (Zip code)
R. Joseph Dougherty
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 900
Dallas, Texas 75240

(Name and address of agent for service)
registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: August 31
Date of reporting period: August 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Highland Floating Rate Advantage Fund

Annual Report

August 31, 2009

HIGHLAND FUNDS

managed by
Highland Capital Management, L.P.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Floating Rate Advantage Fund

TABLE OF CONTENTS

Portfolio Managers’ Letter	1
Fund Profile	3
Financial Statements	4
Investment Portfolio	5
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Additional Information	33
Important Information About This Report	37
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGERS’ LETTER

August 31, 2009	Highland Floating Rate Advantage Fund
Dear Shareholders:
Q: How has the Fund performed?
A: For the 12-month period ended August 31, 2009, the Fund’s Class A Shares returned -30.25%. That was less than the return of the Fund’s benchmark, the Credit Suisse (“CS”) Leveraged Loan Index (“the Index”), which was -0.85% for the period, and the Lipper Loan Participation Loan Category average, which was —13.39% for the period. During this same time period, the Standard & Poor’s (“S&P”) 500 Index returned 18.25%. The Fund’s strongest performers during the period included MetroPCS Wireless Inc.; Sacher Funding Ltd.; Calpine Corporation; Entegra; and Cricket Communications, Inc. The weakest performers during the period included Lake at Las Vegas Joint Venture; Ginn LA Conduit Lender, Inc.; Home Interiors & Gifts; Tribune Company and Univision Communications Inc.
Q: What was the investment environment like for corporate bank loans during the period?
A: The loan market during the twelve month period ended August 31, 2009 was characterized by unprecedented volatility. The Index fell to a low of 61.65 in December only to spend the next eight months rallying back to 81.87 by August 31, 2009. This volatility primarily was driven by technical factors generated by the turmoil in the financial sector. September of 2008 brought stunning news within the global financial sector including: Fannie Mae and Freddie Mac being put into conservatorship, the collapse of Lehman, Bank of America’s purchase of Merrill Lynch, volatility in LIBOR and other interbank rates, and a host of global financial regulators taking monumental efforts to stabilize and restore confidence in the global financial system and economy. This uncertainty and other factors resulted in sellers outnumbering willing buyers and created a systematic deleveraging, particularly in the hedge fund community. This impacted the senior secured bank loan market along with markets for other assets. During calendar year 2009 to date, the technical environment strengthened, forced selling decreased dramatically and the amount of new issue loans declined while the demand for loans increased thanks to issuers paying down debt through bond exchanges, tender offers and repayments. This increased cash in the market was augmented by new investors finding the depressed trading levels attractive and entering the market, pushing the bid up. In addition to the improved technical environment, during the summer of 2009, macroeconomic and issuer fundamentals began to show signs of bottoming accompanied by a slight improvement.
Q: How is the Fund currently positioned?
A: The Fund is approximately 98.58% loans, 0.31% equities and 1.11% other corporate debt, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 23 industries and 173 issuers.
Q: What is your outlook?
A: We believe that the next fiscal year will be driven more by defaults than earnings. We think the collapse during the second half of 2008 and the rally experienced during the first half of 2009 were largely technical in nature but will evolve into a fundamentally driven, credit pickers market. We remain constructive on the asset class and believe good buying opportunities remain for the diligent investors. We hope that the continued stability in the global economic environment leads to continued stabilization in the loan market. The loan market may continue to bifurcate, with well collateralized loans continuing to trade well and those facing economic and fundamental headwinds trading poorly. We believe that issuers will continue to bring amendments to lender groups in an effort to stay within covenants, which will improve the economics of the loans to the lenders.
We thank you for your investment in the Fund.

Brad Means, CFA	Greg Stuecheli, CFA
Partner & Senior	Partner & Senior
Portfolio Manager	Portfolio Manager
Brad Means and Greg Stuecheli have been portfolio managers of the Highland Floating Rate Advantage Fund since December 31, 2008.
Funds that invest in floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the Fund’s net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean the Fund’s managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio’s holdings.
Annual Report | 1

PORTFOLIO MANAGERS’ LETTER

August 31, 2009	Highland Floating Rate Advantage Fund
The Fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the Fund’s trustees must approve the actual tender. Please read the Fund’s prospectus carefully for more details.
The Fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holdings can have a greater impact on the Fund’s net asset value than could a default in a more diversified portfolio.
Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.
Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the contributor and are subject to change.
Prior investment returns are not indicative of future results.
2 | Annual Report

FUND PROFILE

Highland Floating Rate Advantage Fund
Objective
      The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Net Assets as of August 31, 2009
     $662.1 million
Portfolio Data as of August 31, 2009
The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its investment portfolio will change over time.
Quality Breakdown as of 08/31/09 (%)*

A	1.1
Baa	5.9
Ba	31.3
B	46.1
Caa or lower	8.0
NR	7.6
Top 5 Sectors as of 08/31/09 (%)*

Healthcare	12.9
Cable/Wireless Video	9.2
Gaming/Leisure	8.2
Diversified Media	7.8
Utility	6.1
Top 10 Holdings as of 08/31/09 (%)*

Broadstripe, LLC (Senior Loans)	4.5
Fontainebleau Florida Hotel, LLC (Senior Loans)	3.8
Sacher Funding Ltd. (Foreign Denominated Senior Loans)	2.4
CCS Medical, Inc. (Senior Loans)	2.3
Lake at Las Vegas Joint Venture (Senior Loans)	1.9
Talecris Biotherapeutics Holdings Corp. (Senior Loans)	1.7
Univision Communications, Inc. (Senior Loans)	1.6
Texas Competitive Electric Holdings Co., LLC (Senior Loans)	1.5
Travelport LLC (Senior Loans)	1.5
Young Broadcasting, Inc. (Senior Loans)	1.5

*	Quality is calculated as a percentage of total senior loans, notes and bonds. Sectors and holdings are calculated as a percentage of total assets.
Annual Report | 3

FINANCIAL STATEMENTS

August 31, 2009	Highland Floating Rate Advantage Fund
A guide to understanding the Fund’s financial statements

Investment Portfolio
The Investment Portfolio details all of the Fund’s holdings and their value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities
This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations
This statement details income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets
These statements demonstrate how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distributions reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights
The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements
These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4 | Annual Report

INVESTMENT PORTFOLIO

August 31, 2009	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
US Senior Loans (a) — 104.8%

AEROSPACE — 4.3%
	AWAS Capital, Inc.
	Second Lien Term Loan,
5,064,123	6.63%, 03/15/13	2,367,477
	Continental Airlines, Inc.
	Tranche A-1 Term Loan,
1,714,286	4.04%, 06/01/11	1,450,003
	Tranche A-2 Term Loan,
4,285,714	4.04%, 06/01/11	3,625,007
	Delta Air Lines, Inc.
	Credit-Linked Deposit Loan,
980,000	2.19%, 04/30/12	886,493
	Second Lien Term Loan,
8,820,000	3.53%, 04/30/14	6,973,313
	Term Loan Equipment Notes,
3,824,233	4.10%, 09/29/12	2,619,599
	IAP Worldwide Services, Inc.
	Second Lien Term Loan, PIK,
3,709,466	11.50%, 06/18/13	1,421,968
	Northwest Airlines, Inc.
1,000,000	Term Loan, 08/21/13	964,065
	US Airways Group, Inc.
14,965,000	Term Loan, 2.76%, 03/21/14	8,143,504

		28,451,429

BROADCASTING — 5.0%
	All3Media Intermediate Ltd.
4,874,517	Facility B1, 2.75%, 08/31/14	3,314,671
	ComCorp Broadcasting, Inc.
	Revolving Loan, PIK,
248,993	17.50%, 10/02/12 (b) (c)	157,812
	Term Loan, PIK,
2,490,963	17.50%, 04/02/13 (b) (c)	1,578,772
	Univision Communications, Inc.
	Initial Term Loan,
18,081,410	2.51%, 09/29/14	14,244,173
27,689,047	Young Broadcasting, Inc.
	Term Loan, 11/03/12 (d)	13,533,022

		32,828,450

CABLE/WIRELESS VIDEO — 10.4%
	Broadstripe, LLC
	First Lien Term Loan, PIK,
49,860,088	06/30/11 (b) (d)	43,221,201
	Revolving Loan,
1,428,203	06/30/11 (b) (d)	1,238,609
	Revolving Loan (DIP),
1,547,736	2.03%, 12/31/09 (b) (e)	1,539,688
	Charter Communications Operating, LLC
13,216,456	New Term Loan, 6.25%, 03/05/14 (f)	12,318,860
	Northland Cable Television, Inc.
	First Lien Term Loan B,
4,825,000	4.27%, 12/22/12	3,787,625
	Second Lien Term Loan,
6,000,000	8.26%, 06/22/13	3,750,000
	Virgin Media Investment Holdings Ltd.
3,113,487	B4 Facility, 2.46%, 09/03/12	2,957,813

		68,813,796

CHEMICALS — 2.8%
	Ashland, Inc.
147,496	Term B Borrowing, 7.65%, 05/13/14	150,938

Principal Amount ($)		Value ($)
CHEMICALS (continued)
	Georgia Gulf Corp.
5,537,204	Term Loan, 10.00%, 10/03/13	5,355,694
	Nalco Co.
1,500,000	Term Loan, 6.50%, 05/13/16	1,529,063
	Solutia, Inc.
2,997,468	Term Loan, 7.25%, 02/28/14	2,977,490
	Texas Petrochemical, LP
	Term Loan B,
5,000,000	06/27/13 (f)	3,675,000
	Tronox Worldwide LLC
	Revolving Credit Loan,
5,946,055	6.91%, 11/28/10 (e)	4,571,030

		18,259,215

DIVERSIFIED MEDIA — 7.4%
	Catalina Marketing Corp.
	Initial Term Loan,
2,000,000	3.03%, 10/01/14	1,890,630
	Cedar Fair, L.P.
	U.S. Term Loan B,
2,779,878	4.26%, 08/30/14	2,713,856
	U.S. Term Loan B,
215,092	2.26%, 08/30/12	208,532
	Cengage Learning Acquisitions, Inc.
3,000,000	Term Loan, 07/03/14 (f)	2,595,825
	Cinemark USA, Inc.
5,669,719	Term Loan, 2.09%, 10/05/13	5,479,359
	Cydcor, Inc.
	First Lien Tranche B Term Loan,
5,525,000	9.00%, 02/05/13	5,196,953
	DTN, Inc.
	Tranche C Term Loan,
5,784,651	5.47%, 03/10/13	5,582,189
	Endurance Business Media, Inc.
2,725,784	Term Loan, 07/26/13 (d)	2,112,483
	Harland Clarke Holdings Corp.
	Tranche B Term Loan,
6,800,000	2.86%, 06/30/14	5,595,142
	Metro-Goldwyn-Mayer, Inc.
	Tranche B Term Loan,
15,910,573	3.51%, 04/09/12	9,033,625
	Tranche B-1 Term Loan,
3,636,493	3.51%, 04/09/12	2,064,710
	Nielsen Finance LLC
	Class A Dollar Term Loan,
877,221	2.28%, 08/09/13	818,693
	Class B Dollar Term Loan,
1,997,500	4.03%, 05/01/16	1,882,644
	Regal Cinemas Corp.
	New Term Loan,
3,588,388	4.35%, 10/27/13	3,576,887

		48,751,528

ENERGY — 4.4%
	Alon USA Energy, Inc.
	Edgington Facility,
195,656	2.51%, 08/05/13	158,482
	Paramount Facility,
1,565,251	2.51%, 08/05/13	1,267,854
See accompanying Notes to Financial Statements. | 5

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

ENERGY (continued)
	Coffeyville Resources, LLC
	Funded Letter of Credit,
530,168	8.75%, 12/28/10 (f)	528,180
	Tranche D Term Loan,
3,358,540	8.75%, 12/28/13	3,345,945
	Tranche D Term Loan,
889,034	8.75%, 12/19/13 (f)	885,700
	Monitor US Finco, Inc.
	Second Lien Term Loan,
919,772	01/15/15 (b) (d)	—
	Resolute Aneth, LLC
	Second Lien Term Loan,
10,714,286	4.99%, 06/26/13	7,232,143
	Value Creation, Inc.
	Term Loan, PIK,
13,558,575	12.50%, 07/01/12	7,830,077
	Venoco, Inc.
	Second Lien Term Loan,
9,966,913	4.31%, 05/07/14	7,857,266

		29,105,647

FINANCIAL — 1.3%
	Checksmart Financial Co.
	Second Lien Term Loan,
2,500,000	6.60%, 05/01/13 (d)	312,500
	HUB International Ltd.
	Delayed Draw Term Loan,
1,213,312	2.76%, 06/13/14	1,114,730
	Initial Term Loan,
6,588,995	2.76%, 06/13/14	6,053,639
	Nuveen Investments, Inc.
	Second Lien Term Loan,
750,000	12.50%, 07/31/15 (h)	711,563
	Online Resources Corp.
800,000	Term Loan, 2.76%, 02/09/12	620,000

		8,812,432

FOOD/TOBACCO — 4.4%
	Aramark Canada Ltd.
	Canadian Term Loan,
4,875,000	2.47%, 01/26/14	4,582,500
	Dole Food Co., Inc.
	Credit-Linked Deposit,
603,255	7.37%, 04/12/13	608,440
	Tranche B Term Loan,
1,054,543	8.00%, 04/12/13	1,063,607
	DS Waters of America, Inc.
2,758,333	Term Loan, 2.52%, 10/29/12	2,516,979
	Solvest, Ltd.
	Tranche C Term Loan,
3,929,324	8.00%, 04/12/13	3,963,096
	Sturm Foods, Inc.
	Initial First Lien Term Loan,
4,401,111	3.06%, 01/31/14	4,056,350
	Initial Second Lien Term Loan,
1,562,500	07/31/14 (f)	1,183,594
	WM Bolthouse Farms, Inc.
	First Lien Term Loan,
5,226,438	2.56%, 12/16/12	5,094,157
	Wm Wrigley Jr. Co.
	Tranche B Term Loan,
5,957,025	6.50%, 09/30/14	6,046,381

		29,115,104

Principal Amount ($)		Value ($)
FOREST PRODUCTS/CONTAINERS - 1.5%
	Boise Paper Holdings, LLC
	Second Lien Term Loan,
6,000,000	9.25%, 02/23/15	5,145,000
	Inuit US Holdings, Inc.
	Facility B2,
3,503,762	2.64%, 06/13/15	2,347,520
	Facility C2,
3,496,238	2.89%, 06/13/16	2,359,961

		9,852,481

GAMING/LEISURE — 10.7%
	Drake Hotel Acquisition
6,041,285	B Note 1 (b) (d)	—
	Fontainebleau Florida Hotel, LLC
	Tranche C Term Loan,
57,500,000	06/06/12 (d)	33,062,500
	Ginn LA Conduit Lender, Inc.
	First Lien Tranche A Credit-Linked
	Deposit,
14,595,267	4.73%, 06/08/11 (d) (g)	1,167,621
	First Lien Tranche B Term Loan,
31,288,508	6.20%, 06/08/11 (d) (g)	2,503,081
	Second Lien Term Loan,
7,000,000	12.33%, 06/08/12 (d)	140,000
	Green Valley Ranch Gaming LLC
	Second Lien Term Loan,
4,560,000	3.88%, 08/16/14	969,000
	Lake at Las Vegas Joint Venture
	Revolving Loan Credit-Linked
	Deposit Account,
15,790,009	06/20/12 (d)	750,025
	Term Loan, DIP,
29,991,998	9.76%, 07/16/10	16,495,599
	Term Loan, PIK,
159,417,508	06/20/12 (d)	5,881,592
	Las Vegas Sands, LLC
	Delayed Draw I Term Loan,
280,136	05/23/14 (f)	220,047
	Tranche B Term Loan,
1,386,531	05/23/14 (f)	1,089,120
	Tamarack Resort, LLC
	Term Loan,
332,579	18.00%, 04/17/10	299,322
	Tranche A Credit-Linked Deposit,
3,196,689	2.60%, 05/19/11 (d)	295,694
	Tranche B Term Loan,
4,723,108	11.75%, 05/19/11 (d)	436,887
	VML US Finance, LLC
	Term B Delayed Draw Project Loan,
183,066	05/25/13 (f)	168,649
	Term B Funded Project Loan,
2,592,166	05/25/13 (f)	2,388,033
	WAICCS Las Vegas 3 LLC
13,000,000	First Lien Term Loan (d)	3,217,500
13,000,000	Second Lien Term Loan (d)	1,917,500

		71,002,170

HEALTHCARE — 16.3%
	Aveta, Inc.
	MMM Original Term Loan,
2,902,566	5.52%, 08/22/11	2,742,925
	NAMM New Term Loan,
431,190	5.52%, 08/22/11	407,474
6 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

HEALTHCARE (continued)
	NAMM Original Term Loan,
776,984	5.52%, 08/22/11	734,250
	PHMC Acquisition Term Loan,
2,378,719	5.52%, 08/22/11	2,247,890
	CCS Medical, Inc.
	First Lien Term Loan,
42,791,289	09/30/12 (d)	20,197,488
	Second Lien Term Loan,
4,750,000	03/30/13 (d)	249,375
	Term Loan (DIP),
1,740,187	11.00%, 11/08/09	1,740,187
	Graceway Pharmaceuticals, LLC
6,500,000	Mezzanine Loan, 8.51%, 11/03/13	1,625,000
	HCA, Inc.
	Tranche A-1 Term Loan,
693,651	2.10%, 11/17/12	649,358
	Tranche B-1 Term Loan,
8,927,956	2.85%, 11/18/13	8,425,312
	IM US Holdings, LLC
	First Lien Term Loan,
11,456,345	2.40%, 06/26/14	10,992,363
	Second Lien Term Loan,
1,000,000	4.51%, 06/26/15	961,875
	LifeCare Holdings
11,334,785	Term Loan, 4.74%, 08/11/12	8,359,404
	Mylan, Inc.
	U.S. Tranche B Term Loan,
6,818,000	3.81%, 10/02/14	6,636,914
	Nyco Holdings 3 ApS
	Facility B2,
4,217,814	2.85%, 12/29/14	3,884,206
	Facility C2,
4,217,814	3.60%, 12/29/15	3,904,367
	Physiotherapy Associates, Inc./
	Benchmark Medical, Inc.
	Second Lien Term Loan,
1,500,000	12.00%, 12/31/13	300,000
	Select Medical Corp.
	Additional Tranche B Term Loan,
2,932,500	4.16%, 08/22/14	2,793,206
	Tranche B Term Loan,
10,993,758	4.16%, 08/22/14	10,471,555
	Talecris Biotherapeutics Holdings Corp.
	First Lien Term Loan,
15,932,616	3.96%, 12/06/13	15,374,975
	Second Lien Term Loan,
5,700,000	6.96%, 12/06/14	5,514,750

		108,212,874

HOUSING — 3.7%
	Custom Building Products, Inc.
	First Lien Term Loan,
2,206,386	8.00%, 10/29/11	2,156,742
	Giraffe Intermediate, LLC
	Mezzanine Note A-1,
2,143,382	2.03%, 08/09/10 (b)	1,711,276
	Kyle Acquisition Group LLC
1,692,857	Facility B (d)	135,429
	Facility C,
1,307,143	07/20/11 (d)	104,571
4,848,813	LBREP/L-Suncal Master I, LLC
	First Lien Term Loan, 01/18/10 (d)	145,464

Principal Amount ($)		Value ($)
HOUSING (continued)
	MPO Intermediate LLC
	Mezzanine Note A-1, 2.03%,
606,618	08/09/10 (b)	484,324
	November 2005 Land Investors, LLC
1,556,102	First Lien Term Loan, 05/09/11 (d)	657,453
	Pacific Clarion, LLC
10,891,261	Term Loan (b) (d) (h)	1,673,987
	Roofing Supply Group, LLC
2,770,854	Term Loan, PIK, 7.25%, 08/24/13	2,313,663
	Westgate Investments, LLC
	Senior Secured Loan, PIK,
17,851,578	09/25/10 (d) (h)	8,735,957
	Third Lien Term Loan, PIK,
5,750,295	06/30/15 (d) (h)	838,648
	Weststate Land Partners, LLC
4,000,000	First Lien Term Loan (d)	1,200,000
	Withers Preserve MB-I
4,237,189	B-Note, 06/30/10 (b) (d)	2,889,339
	Woodlands Commercial Properties Co., LP
400,000	Secured Term Loan, 2.49%, 08/29/10	356,000
	Woodlands Land Development Co., LP
1,600,000	Secured Term Loan, 2.49%, 08/29/10	1,424,000

		24,826,853

INFORMATION TECHNOLOGY — 5.4%
	Applied Systems, Inc.
1,366,066	Term Loan, 2.76%, 09/26/13	1,267,026
	Brocade Communications Systems, Inc.
2,903,002	Term Loan, 7.00%, 10/07/13	2,913,888
	Infor Enterprise Solutions Holdings, Inc.
	Delayed Draw Term Loan,
5,695,345	4.02%, 07/30/12	4,812,567
	Initial U.S. Term Loan,
10,916,078	4.02%, 07/30/12	9,224,086
	Kronos, Inc.
	First Lien Initial Term Loan,
2,992,890	2.60%, 06/11/14	2,784,330
	Second Lien Term Loan,
3,000,000	6.35%, 06/11/15	2,407,500
	SCS Holdings II, Inc.
	First Lien Term Loan,
2,192,348	3.35%, 11/30/12	2,027,922
	Second Lien Term Loan,
2,000,000	6.60%, 05/30/13	1,690,000
	Serena Software, Inc.
4,749,261	Term Loan, 2.63%, 03/11/13	4,424,720
	SunGard Data Systems, Inc.
	Incremental Term Loan,
3,970,000	6.75%, 02/28/14	3,968,591

		35,520,630

MANUFACTURING — 1.5%
	Acument Global Technologies, Inc.
1,945,000	Term Loan, PIK, 14.00%, 08/11/13	899,562
	Brand Energy & Infrastructure Services, Inc.
2,932,500	First Lien Term B Loan, 2.61%, 02/07/14	2,672,241
	Hillman Group, Inc.
3,808,489	Term Loan B, 3.16%, 03/31/11	3,599,022
	United Central Industrial Supply Co., LLC
2,775,453	Term Loan, 2.52%, 03/31/12	2,678,312

		9,849,137

See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

METALS/MINERALS — 2.5%
	Euramax International, Inc.
	Domestic Term Loan (Cash Pay),
2,075,117	10.00%, 06/29/13	985,680
	Domestic Term Loan, PIK,
2,036,952	14.00%, 06/29/13	967,552
	Murray Energy Corp.
	First Lien Tranche B Term Loan,
11,287,602	6.94%, 01/28/10	11,005,412
	Second Lien Term Loan,
3,690,351	8.81%, 01/28/11 (f)	3,607,318

		16,565,962

RETAIL — 5.3%
	Blockbuster, Inc.
	Tranche B Term Loan,
11,234,637	4.82%, 08/20/11	9,528,376
	Burlington Coat Factory Warehouse Corp.
2,127,068	Term Loan, 2.58%, 05/28/13	1,865,438
	Dollar General Corp.
	Tranche B-2 Term Loan,
5,000,000	3.01%, 07/07/14	4,834,725
	Michaels Stores, Inc.
2,583,333	Replacement Loan, 10/31/13 (f)	2,295,227
	Revlon Consumer Products Corp.
6,000,000	Term Loan, 4.38%, 01/15/12	5,670,000
	Sally Holdings, LLC
2,985,475	Term B Loan, 2.55%, 11/16/13	2,860,474
	Spirit Finance Corp.
17,500,000	Term Loan, 3.48%, 08/01/13	8,159,375

		35,213,615

SERVICES — 5.1%
	Asurion Corp.
3,750,000	First Lien Term Loan, 3.28%, 07/03/14	3,599,981
	Audio Visual Services Group, Inc.
	Second Lien Loan, PIK, 7.10%,
4,159,211	08/28/14	291,145
	First Data Corp.
	Initial Tranche B-1 Term Loan,
5,784,313	3.02%, 09/24/14	4,847,630
	Penhall Holding Co.
3,169,399	Term Loan, 10.00%, 04/01/12	190,164
	Sabre, Inc.
8,857,789	Initial Term Loan, 2.65%, 09/30/14	7,289,517
	Safety-Kleen Systems, Inc.
	Synthetic Letter of Credit,
799,876	2.81%, 08/02/13	735,886
	Term B Loan,
2,981,873	2.81%, 08/02/13	2,743,323
	Total Safety U.S., Inc.
	Second Lien Term Loan,
1,000,000	6.76%, 12/08/13	586,250
	Travelport LLC
15,000,000	Letter of Credit, 3.10%, 08/23/13	13,546,875

		33,830,771

TELECOMMUNICATIONS — 1.2%
	Consolidated Communications, Inc.
5,000,000	Initial Term Loan, 2.77%, 12/31/14	4,612,500
	Knowledgepoint360 Group, LLC
	Second Lien Term Loan,
1,000,000	7.43%, 04/13/15	650,000

Principal Amount ($)		Value ($)
TELECOMMUNICATIONS (continued)
	Level 3 Financing, Inc.
	Tranche A Term Loan,
2,050,000	2.69%, 03/13/14	1,766,208
	Tranche B Term Loan,
1,000,000	11.50%, 03/13/14	1,032,815
	NATG Holdings, LLC
111,543	Term Loan A (b) (d)	—
82,499	Term Loan B-1 (b) (d)	—
	Tranche A Credit-Linked
9,116	Certificate of Deposit (b) (d)	—

		8,061,523

TRANSPORTATION — AUTOMOTIVE — 2.5%
	Key Safety Systems, Inc.
	First Lien Term Loan,
18,725,003	2.76%, 03/08/14	11,117,970
	Second Lien Term Loan,
2,000,000	5.41%, 09/08/14	450,000
	Motor Coach Industries
	International, Inc.
	Second Lien Tranche A,
2,108,274	11.75%, 06/30/12 (b)	2,014,878
	Second Lien Tranche B,
1,298,915	11.75%, 06/30/12 (b)	1,241,373
	Remy International, Inc.
	First Lien Tranche B Term Loan,
2,171,791	6.02%, 12/06/13	1,835,163

		16,659,384

TRANSPORTATION — LAND TRANSPORTATION — 0.2%
	JHT Holdings, Inc
	Second Lien Term Loan, PIK,
18,214	12.50%, 10/24/13 (b)	10,719
	SIRVA Worldwide, Inc.
	Revolving Credit Loan (Exit Finance),
792,105	9.50%, 05/12/12 (e)	356,447
	Second Lien Term Loan, PIK,
3,653,446	12.00%, 05/12/15	365,345
	Term Loan (Exit Finance),
1,625,607	9.50%, 05/12/12	812,804

		1,545,315

UTILITY — 8.1%
	Bosque Power Co., LLC
9,441,622	Term Loan, 5.85%, 01/16/15	7,883,754
	Calpine Corp.
	First Priority Term Loan,
5,939,698	3.48%, 03/29/14	5,475,125
	Coleto Creek Power, LP
	First Lien Synthetic Letter of Credit,
512,291	3.35%, 06/28/13	463,623
	First Lien Term Loan,
8,076,054	3.25%, 06/28/13	7,293,686
	Second Lien Term Loan,
5,820,000	4.26%, 06/28/13	3,797,550
	Dynegy Holdings, Inc.
	Letter of Credit Facility Term Loan,
4,625,725	04/02/13 (f)	4,489,844
	Tranche B Term Loan,
374,275	04/02/13 (f)	363,281
	EBG Holdings LLC
3,832,290	Term Loan, PIK, 7.34%, 12/21/16	146,911
	Entegra TC LLC
	Third Lien Term Loan, PIK,
5,891,173	6.60%, 10/19/15	2,356,469
8 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
US Senior Loans (continued)

UTILITY (continued)
	GBGH, LLC
	First Lien Term Loan,
1,762,115	4.00%, 06/09/13 (b)	1,270,485
	Second Lien Term Loan, PIK,
532,284	12.00%, 06/09/14 (b)	348,912
	Longview Power, LLC Construction Loan,
1,125,000	3.19%, 08/31/11	1,012,500
	Synthetic Revolving Loan,
2,000,000	2.88%, 02/28/13	1,718,260
	Texas Competitive Electric Holdings Co., LLC
	Initial Tranche B-2 Term Loan,
17,793,950	3.78%, 10/10/14	13,562,816
	TPF Generation Holdings, LLC
	Second Lien Term Loan,
4,000,000	4.51%, 12/15/14	3,420,020

		53,603,236

WIRELESS COMMUNICATIONS — 0.8%
	Digicel International Finance, Ltd.
	Tranche A Term Loan,
3,000,000	3.13%, 03/30/12	2,872,500
	MetroPCS Wireless, Inc.
	Tranche B Term Loan,
2,263,450	2.68%, 11/03/13	2,138,248

		5,010,748

	Total US Senior Loans (Cost $1,129,011,767)	693,892,300

Principal Amount
Foreign Denominated Senior Loans (a) — 17.7%

AUSTRALIA — 3.0%
AUD
	PBL Media Group Ltd.
	Facility A Term Loan,
2,790,881	5.45%, 12/31/12	1,533,776
	Facility B, Tranche 1,
12,545,336	5.70%, 02/07/13	6,848,175
	SMG H5 Pty., Ltd.
	Facility A Term Loan,
19,330,781	5.44%, 12/24/12	11,570,725

		19,952,676

AUSTRIA — 3.3%
EUR
	Sacher Funding Ltd.
	Euro Term Loan, PIK,
33,337,027	05/14/14 (d)	21,528,130

FRANCE — 0.7%
EUR
	Vivarte
	Acquisition Facility, 2.77%,
1,811,750	03/08/16 (e)	1,702,968
	Ypso Holding SA
	Eur C (Acq) Facility,
914,552	3.24%, 12/31/15	1,013,377
	Eur C (Recap) Facility,
1,717,724	3.24%, 12/31/15	1,893,271

		4,609,616

Principal Amount		Value ($)
GERMANY — 1.4%
EUR
	CBR Fashion GmbH
	Second Lien Facility,
4,500,000	4.49%, 10/19/16	3,390,305
	Kabel Baden Wurttemburg GmbH & Co. KG
	Term B Facility,
1,076,284	3.01%, 06/09/14	1,466,816
	Term C Facility,
1,076,284	3.51%, 06/09/15	1,474,538
	Lavena Holding 3 GmbH
	Facility D,
6,781,978	4.90%, 09/02/16	1,630,190
	Mezzanine Facility, PIK,
6,809,310	8.15%, 03/06/17	1,107,427
406,241	Schieder Mobel Holding, GmbH
	Delayed Draw Term Loan (d)	64,127

		9,133,403

IRELAND — 0.2%
EUR
	BCM Ireland Holdings Ltd.
1,000,000	Facility D, 4.74%, 03/31/16	1,211,024

ITALY — 0.6%
EUR
	Wind Telecomunicazioni S.p.A.
	B1 Term Loan Facility,
1,500,000	3.70%, 05/27/13 (g)	2,052,049
	C1 Term Loan Facility,
1,500,000	4.70%, 05/26/14 (g)	2,061,822

		4,113,871

NETHERLANDS — 0.5%
EUR
	Amsterdamse Beheer- En
	Consultingmaatschappij B.V.
	Casema D Term Loan Facility,
1,500,000	4.74%, 03/14/16	1,972,738
	Kabelcom D Term Loan Facility,
1,000,000	4.74%, 03/14/16	1,327,421

		3,300,159

SPAIN — 1.0%
EUR
	Grupo Gasmedi, S.L.
	Second Lien Tranche E Term Loan,
1,666,667	5.55%, 02/11/16	1,793,812
	Tranche B Term Loan,
1,610,342	3.30%, 08/11/14	1,964,283
	Tranche C Term Loan,
1,610,342	3.80%, 08/11/15	1,964,283
	Maxi PIX Sarl
	Euro Term Loan, PIK,
2,724,348	8.84%, 05/31/16	757,480

		6,479,858

UNITED KINGDOM — 5.9%
GBP
	All3Media Intermediate Ltd.
	Facility B1,
663,243	3.29%, 08/31/14	753,968
See accompanying Notes to Financial Statements. | 9

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Advantage Fund

Principal Amount		Value ($)
Foreign Denominated Senior Loans (continued)

UNITED KINGDOM (continued)
GBP
	All3Media Intermediate Ltd. (continued)
	Facility C,
4,281,271	3.79%, 08/31/15	4,901,793
	Facility D,
3,000,000	5.66%, 02/29/16	2,579,168
	Mezzanine Loan, PIK,
4,046,603	9.83%, 08/31/16	4,451,745
	Ansco UK Finance Co. Ltd.
	Tranche B Term Loan,
776,504	3.41%, 03/08/12	1,012,441
	Henson No. 4 Ltd.
	Facility B,
1,875,035	4.72%, 10/03/13	2,360,716
	Facility C,
1,875,035	5.22%, 02/13/15	2,375,996
	Highland Acquisitions Ltd.
	Facility B,
1,000,000	3.30%, 12/31/14	1,214,205
	Facility C,
1,000,000	3.80%, 12/31/15	1,224,392
	Mezzanine Facility, PIK,
1,149,610	10.74%, 12/29/16	993,030
	SunGard UK Holdings Ltd.
	Tranche B U.K. Term Loan,
1,350,662	4.81%, 02/28/16	2,069,239
	Towergate Partnership Ltd.
	Facility A,
3,125,000	3.09%, 10/31/12	3,819,858
	Facility B,
3,125,000	3.59%, 10/31/13	3,819,858
	United Biscuits Holdco Ltd.
3,383,459	Facility B1, 3.40%, 12/15/14	5,040,144
	Virgin Media Investment Holdings Ltd.
1,750,000	C Facility, 3.62%, 03/04/13	2,560,213

		39,176,766

UNITED STATES — 1.1%
GBP
	Aramark Corp.
1,218,750	U.K. Term Loan, 3.33%, 01/26/14	1,857,215
	Knowledgepoint360 Group, LLC
	U.K. First Lien Term Loan,
1,595,360	4.02%, 04/26/14	2,015,099
	PlayPower, Inc.
	Tranche B Sterling Term Loan,
2,393,411	5.85%, 06/12/12	3,608,236

		7,480,550

	Total Foreign Denominated Senior Loans (Cost $198,858,212)	116,986,053

Principal Amount ($)
Asset-Backed Securities (i) — 1.3%
	ACA CLO, Ltd.
	Series 2007-1A, Class D,
1,000,000	2.86%, 06/15/22 (j)	155,000
	ACAS CLO, Ltd.
	Series 2007-1A, Class D,
1,500,000	4.76%, 04/20/21 (j)	216,000
	Apidos CDO
	Series 2007-5A, Class C,
1,000,000	1.96%, 04/15/21 (j)	150,000
	Series 2007-CA, Class B,
3,000,000	1.25%, 05/14/20 (j)	1,050,000

Principal Amount ($)		Value ($)
Asset-Backed Securities (i) (continued)
	Babson CLO, Ltd.
	Series 2007-1A, Class C, PIK,
1,000,000	1.76%, 01/18/21 (d) (j)	201,400
	Series 2007-2A, Class D, PIK,
1,014,193	2.21%, 04/15/21 (d) (j)	162,271
	Series 2007-2A, Class E,
1,024,090	4.16%, 04/15/21 (d)	92,168
	Bluemountain CLO, Ltd.
	Series 2007-3A, Class D,
1,000,000	2.01%, 03/17/21 (b) (j)	479,643
	Series 2007-3A, Class E,
1,000,000	4.16%, 03/17/21 (j)	178,600
	Cent CDO, Ltd.
	Series 2007-15A, Class C,
2,000,000	2.90%, 03/11/21 (j)	468,600
	Commercial Industrial Finance Corp.
	Series 2006-2A, Class B2L,
1,000,000	4.67%, 03/01/21 (j)	98,000
	Goldman Sachs Asset Management CLO, PLC,
	Series 2007-1A, Class D,
2,069,685	3.23%, 08/01/22 (d) (j)	175,923
	Series 2007-1A, Class E, PIK,
1,052,397	5.48%, 08/01/22 (d) (j)	36,834
	Greywolf CLO, Ltd
	Series 2007-1A, Class E,
1,025,280	4.38%, 02/18/21 (d) (j)	102,528
	GSC Partners CDO Fund, Ltd.,
	Series 2007-8A, Class C,
1,000,000	1.99%, 04/17/21 (j)	200,600
	ING Investment Management
	Series 2007-5A, Class B,
6,000,000	1.58%, 05/01/22 (j)	2,160,000
	Inwood Park CDO, Ltd.
	Series 2006-1A, Class E,
1,000,000	4.01%, 01/20/21 (j)	120,000
	Landmark CDO
	Series 2007-9A, Class E,
1,000,000	4.01%, 04/15/21 (j)	200,000
	Madison Park Funding I Ltd.
	Series 2007-5A, Class D,
1,000,000	3.89%, 02/26/21 (j)	213,200
	Ocean Trails CLO
	Series 2007-2A, Class C,
2,500,000	2.86%, 06/27/22 (j)	300,000
	PPM Grayhawk CLO, Ltd.
	Series 2007-1A, Class D, PIK,
957,665	4.11%, 04/18/21 (d) (j)	143,650
	Stanfield Daytona CLO, Ltd.
	Series 2007-1A, Class B1L,
1,000,000	1.85%, 04/27/21 (j)	180,000
	Stanfield McLaren CLO, Ltd.
	Series 2007-1A, Class B1L,
3,000,000	2.78%, 02/27/21 (j)	555,000
	Series 2007-1A, Class B2L,
995,675	4.88%, 02/27/21 (j)	104,546
	Stone Tower CLO, Ltd.
	Series 2007-6A, Class C,
4,000,000	1.86%, 04/17/21 (j)	1,000,000

	Total Asset-Backed Securities (Cost $29,070,569)	8,743,963

10 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Advantage Fund

Principal Amount ($)		Value ($)
Claims (k) — 0.1%

AEROSPACE — 0.0%
	Delta Air Lines, Inc.
	Comair ALPA Claim,
2,000,000	12/31/10 (b)	—
	Delta ALPA Claim,
1,500,000	12/31/10 (b)	—
	Northwest Airlines, Inc.
5,400,000	ALPA Trade Claim (b)	—
2,914,734	Bell Atlantic Trade Claim (b)	—
3,000,000	CIT Leasing Corp Trade Claim (b)	—
5,000,000	EDC Trade Claims (b)	—
9,587,700	Flight Attendant Claim (b)	—
3,250,000	GE Trade Claim (b)	—
5,690,250	IAM Trade Claim (b)	—
6,250,000	Mesaba Trade Claim (b)	—
6,322,050	Retiree Claim (b)	—

		—

RETAIL — 0.0%
	Home Interiors & Gifts, Inc.
34,705,219	Proof of Claims (b) (d)	201,290

UTILITY — 0.1%
	Mirant Corp.
9,000,000	03 Revolver	90,000
2,000,000	364 Day Revolver	20,000
7,000,000	California Claim Loan	70,000
2,500,000	Cleco Trade Claim	25,000

		205,000

	Total Claims (Cost $39,860,832)	406,290

Shares

Common Stocks (k) — 0.3%

AEROSPACE — 0.0%
7,023	Delta Air Lines, Inc.	50,704

BROADCASTING — 0.0%
	Communications Corp. of
152,363	America (b) (c)	—

CHEMICALS — 0.2%
103,200	Panda Hereford Ethanol, L.P. (b)	1,124,911

METALS/MINERALS — 0.0%
5,542	Euramax International, Inc. (b)	222,013

TRANSPORTATION — LAND TRANSPORTATION — 0.1%
2,023	JHT Holdings, Inc (b)	—
20,347	SIRVA Worldwide, Inc. (b)	953,664

		953,664

UTILITY — 0.0%
139,846	Entegra TC, LLC	192,288
3,178	GBGH, LLC	—

		192,288

	Total Common Stocks (Cost $4,595,510)	2,543,580

Units		Value ($)
Warrants (k) — 0.0%

AEROSPACE — 0.0%
IAP Worldwide Services, Inc.
86,304	Series A, expires 06/12/15	—
IAP Worldwide Services, Inc.
25,276	Series B, expires 06/12/15	—
IAP Worldwide Services, Inc.
12,797	Series C, expires 06/12/15	—

—

ENERGY — 0.0%
Value Creation, Inc., expires
345,538	01/28/14 (b)	—
Value Creation, Inc., expires
345,538	01/28/14 (b)	—

—

	Total Warrants (Cost $—)	—

Total Investments — 124.2% (Cost of $1,401,396,890) (l)		822,572,186

Other Assets & Liabilities, Net — (24.2)%		(160,481,231)

Net Assets — 100.0%		$662,090,955

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise identified by footnote (h), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. The rate shown represents the weighted average rate at August 31, 2009. Senior loans, while exempt from registration under the Securities Act of 1933, (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designees in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $62,362,896, or 9.4% of net assets, were fair valued as of August 31, 2009.

(c)	Affiliated issuer. See Note 10.

(d)	The issuer is in default of its payment obligation. Income is not being accrued.

(e)	Senior Loan assets have additional unfunded loan commitments. See Note 9.

(f)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(g)	All or a portion of the Loan is held on participation. See Note 7.

(h)	Fixed rate senior loan.

(i)	Floating rate asset. The interest rate shown reflects the rate in effect at August 31, 2009.
See accompanying Notes to Financial Statements. | 11

INVESTMENT PORTFOLIO (continued)

August 31, 2009	Highland Floating Rate Advantage Fund

(j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At August 31, 2009, these securities amounted to $8,651,795 or 1.3% of net assets.

(k)	Non-income producing security.

(l)	Cost for U.S. Federal income tax purposes is $1,402,682,428.

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

DIP	Debtor-in-Possession

PIK	Payment-in-Kind

AUD	Australian Dollar

EUR	Euro Currency

GBP	Great Britain Pound

SEK	Swedish Kronor
Forward foreign currency contracts outstanding as of August 31, 2009 were as follows:

		Principal		Net
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation/
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	EUR	4,575,000	11/10/09	$(531,290)
Sell	EUR	31,965,000	02/03/10	226,152
Sell	GBP	14,270,000	11/10/09	(1,963,845)
Sell	GBP	14,516,000	02/03/10	897,320

				$(1,371,663)

Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Financial	4.4%
Diversified Media	3.0%
Broadcasting	2.3%
Retail	2.0%
Cable/Wireless Video	1.8%
Food/Tobacco	1.2%
Telecommunications	1.1%
Healthcare	0.9%
Consumer Durables	0.6%
Information Technology	0.3%
Gaming/Leisure	0.1%

Total	17.7%

12 | See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2009	Highland Floating Rate Advantage Fund

	($)

Assets:
Unaffiliated issuers, at value (cost $1,397,818,434)	820,835,602
Affiliated issuers, at value (cost $3,578,455) (Note 10)	1,736,584

Total investments, at value (cost $1,401,396,890)	822,572,186
Cash	14,406,033
Foreign currency (Cost $654,092)	650,976
Net unrealized appreciation on forward foreign currency contracts	1,123,472
Receivable for:
Investments sold	30,977,582
Dividends and interest receivable	10,247,722
Fund shares sold	205,872
Other assets	239,417

Total assets	880,423,260

Liabilities:
Notes payable (Note 8)	181,000,000
Net unrealized depreciation on forward foreign currency contracts	2,495,135
Net discount and unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	6,886,297
Payables for:
Distributions	1,178,746
Investments purchased	25,063,996
Investment advisory fee payable (Note 4)	470,822
Administration fee (Note 4)	144,849
Trustees’ fees (Note 4)	500
Service and distribution fees (Note 4)	247,982
Interest and commitment fees (Note 8)	302,223
Accrued expenses and other liabilities	541,755

Total liabilities	218,332,305

Net Assets	662,090,955

Composition of Net Assets:
Par value (Note 1)	110,807
Paid-in capital	1,821,968,619
Overdistributed net investment income (Note 3)	(13,278,682)
Accumulated net realized gain/(loss) from investments, forward currency contracts and foreign currency transactions	(562,179,399)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, forward currency contracts, and translation of assets and liabilities denominated in foreign currency	(584,530,390)

Net Assets	662,090,955

Class A
Net assets	219,010,185
Shares outstanding (unlimited authorization)	36,652,428
Net asset value per share (Net assets/shares outstanding)	5.98	(a)
Maximum offering price per share ( 100 / 96.50 of $5.98)	6.20	(b)

Class B
Net assets	20,659,918
Shares outstanding (unlimited authorization)	3,457,638
Net asset value and offering price per share (Net assets/shares outstanding)	5.98	(a)

Class C
Net assets	359,578,706
Shares outstanding (unlimited authorization)	60,178,506
Net asset value and offering price per share (Net assets/shares outstanding)	5.98	(a)

Class Z
Net assets	62,842,146
Shares outstanding (unlimited authorization)	10,518,369
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	5.97

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $100,000 or more, the offering price is reduced.
See accompanying Notes to Financial Statements. | 13

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2009	Highland Floating Rate Advantage Fund

($)

Investment Income:
Interest from unaffiliated issuers	98,022,396
Interest from affiliated issuers (Note 10)	412,509

Total investment income	98,434,905

Expenses:
Investment advisory fees (Note 4)	7,080,812
Administration fees (Note 4)	2,211,287
Accounting service fees	300,879
Distribution fee: (Note 4) Class A	315,300
Class B	144,647
Class C	2,745,019
Service fee: (Note 4) Class A	788,249
Class B	80,359
Class C	1,143,758
Transfer agent fee	1,197,542
Trustees’ fees (Note 4)	250,441
Custodian fees	117,175
Registration fees	70,942
Reports to shareholders	419,282
Audit fees	112,500
Legal fees	1,256,094
Insurance expense	125,016
Interest expense (Note 8)	5,373,018
Commitment fee expense (Note 8)	4,252,129
Other expenses	429,384

Net operating expenses	28,413,833
Fees and expenses waived or reimbursed by Investment Adviser (Note 4)	(92,370)

Net expenses	28,321,463

Net investment income	70,113,442

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(435,884,905)
Net realized gain/(loss) on forward foreign currency contracts (1)	55,822,824
Net realized gain/(loss) on foreign currency transactions	(15,905,522)
Net change in unrealized appreciation/(depreciation) on investments	(157,274,816)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	(2,052,794)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts (1)	(21,837,814)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	1,329,359

Net realized and unrealized gain/(loss) on investments	(575,803,668)

Net decrease in net assets from operations	(505,690,226)

(1)	The primary risk exposure is foreign exchange contracts (See Notes 2 and 12).
14 | See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Highland Floating Rate Advantage Fund

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008
	($)	($)

Increase/(Decrease) in Net Assets:

From Operations
Net investment income	70,113,442	172,604,154
Net realized gain/(loss) on investments, swaps, forward foreign currency contracts and foreign currency transactions	(395,967,603)	(140,556,628)
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	(179,836,065)	(266,353,346)

Net change in net assets from operations	(505,690,226)	(234,305,820)

Distributions Declared to Shareholders
From net investment income
Class A	(38,424,304)	(66,858,129)
Class B	(3,856,745)	(6,306,525)
Class C	(52,639,121)	(81,955,858)
Class Z	(10,916,101)	(18,988,774)

Total distributions from net investment income	(105,836,271)	(174,109,286)
From capital gains
Class A	—	(709,297)
Class B	—	(74,228)
Class C	—	(948,645)
Class Z	—	(192,326)

Total Distributions from capital gains	—	(1,924,496)

Total distributions declared to shareholders	(105,836,271)	(176,033,782)

Share Transactions

Class A
Subscriptions	27,536,518	143,667,826
Distributions reinvested	22,191,264	40,921,710
Redemptions	(176,202,291)	(516,535,311)

Net decrease	(126,474,509)	(331,945,775)

Class B
Subscriptions	54,085	356
Distributions reinvested	2,330,287	3,909,321
Redemptions	(17,374,481)	(25,435,593)

Net decrease	(14,990,109)	(21,525,916)

Class C
Subscriptions	11,353,397	109,094,141
Distributions reinvested	31,107,401	51,939,527
Redemptions	(164,959,277)	(444,187,742)

Net decrease	(122,498,479)	(283,154,074)

Class Z
Subscriptions	3,270,163	32,128,836
Distributions reinvested	4,918,829	10,049,186
Redemptions	(50,887,112)	(111,027,504)

Net decrease	(42,698,120)	(68,849,482)

Net decrease from share transactions	(306,661,217)	(705,475,247)

Total decrease in net assets	(918,187,714)	(1,115,814,849)

Net Assets
Beginning of year	1,580,278,669	2,696,093,518

End of year (including overdistributed net investment income of $(13,278,682) and $(16,529,968), respectively)	662,090,955	1,580,278,669

See accompanying Notes to Financial Statements. | 15

STATEMENTS OF CHANGES IN NET ASSETS (continued)
Highland Floating Rate Advantage Fund

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008
Change in Shares

Class A
Subscriptions	4,229,069	13,098,507
Issued for distributions reinvested	3,721,012	3,792,699
Redemptions	(29,740,350)	(47,863,735)

Net decrease	(21,790,269)	(30,972,529)

Class B
Subscriptions	6,168	36
Issued for distributions reinvested	391,848	364,258
Redemptions	(2,968,465)	(2,430,986)

Net decrease	(2,570,449)	(2,066,692)

Class C
Subscriptions	1,797,217	9,860,415
Issued for distributions reinvested	5,238,762	4,828,665
Redemptions	(27,720,975)	(41,873,048)

Net decrease	(20,684,996)	(27,183,968)

Class Z
Subscriptions	458,600	2,970,390
Issued for distributions reinvested	815,793	931,170
Redemptions	(8,293,626)	(10,225,487)

Net decrease	(7,019,233)	(6,323,927)
16 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended August 31, 2009	Highland Floating Rate Advantage Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	70,113,442

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(218,180,511)
Proceeds from disposition of investment securities	910,010,179
Decrease in receivable for investments sold	23,278,204
Decrease in interest and fees receivable	11,946,711
Increase in other assets	(136,970)
Net amortization/(accretion) of premium/(discount)	(6,693,647)
Mark-to-market on unrealized gain/(loss) on foreign currency	1,329,359
Gain/(loss) on foreign currency transactions and forward foreign currency contracts	39,917,302
Decrease in payable for investments purchased	(75,886,064)
Decrease in payables to related parties	(1,472,676)
Decrease in interest payable	(1,149,285)
Decrease in other expenses and liabilities	(439,744)

Net cash and foreign currency provided by operating activities	752,636,300

Cash Flows Used by Financing Activities
Decrease in notes payable	(330,000,000)
Proceeds from shares sold	42,792,041
Payment of shares redeemed	(409,423,161)
Distributions paid in cash	(48,492,291)

Net cash flow used by financing activities	(745,123,411)

Net increase in cash and foreign currency	7,512,889

Cash and Foreign Currency
Beginning of the year	7,544,120

End of the year	15,057,009

Supplemental disclosure of cash flow information:
Cash paid during the year for interest and commitment fees	10,774,432

See accompanying Notes to Financial Statements. | 17

FINANCIAL HIGHLIGHTS

Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class A Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.70	$11.75	$12.43	$12.19	$12.08

Income from Investment Operations:
Net investment income(a)	0.51	0.90	1.00	0.96	0.67
Net realized and unrealized gain/(loss)(a)	(3.50)	(2.05)	(0.60)	0.22	0.11

Total from investment operations	(2.99)	(1.15)	0.40	1.18	0.78

Less Distributions Declared to Shareholders:
From net investment income	(0.73)	(0.89)	(1.01)	(0.94)	(0.67)
From net realized gains	—	(0.01)	(0.07)	—	—

Total distributions declared to shareholders	(0.73)	(0.90)	(1.08)	(0.94)	(0.67)

Net Asset Value, End of Period	$5.98	$9.70	$11.75	$12.43	$12.19
Total return(b)	(30.25)%	(10.28)%	3.10%	10.08%	6.56	%(c)

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (000’s)	$219,010	$567,048	$1,050,738	$729,845	$351,557
Total expenses excluding interest and commitment fee expenses	1.87%	1.58%	1.33%	1.16%	1.38%
Interest and commitment fee expenses	1.08%	1.47%	1.06%	1.04%	0.72%
Waiver/reimbursement	(0.01)%	(0.02)%	—	(0.04)%	(0.10)%
Net expenses including interest and commitment fee expenses(d)	2.94%	3.03%	2.39%	2.16%	2.00%
Net investment income	8.09%	8.28%	8.05%	7.78%	5.60%
Portfolio turnover rate	21%	22%	70%	61%	85%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or contingent deferred sales charge (“CDSC”). For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
18 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class B Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.70	$11.75	$12.43	$12.19	$12.08

Income from Investment Operations:
Net investment income(a)	0.49	0.86	0.96	0.92	0.63
Net realized and unrealized gain/(loss)(a)	(3.50)	(2.05)	(0.60)	0.22	0.11

Total from investment operations	(3.01)	(1.19)	0.36	1.14	0.74

Less Distributions Declared to Shareholders:
From net investment income	(0.71)	(0.85)	(0.97)	(0.90)	(0.63)
From net realized gains	—	(0.01)	(0.07)	—	—

Total distributions declared to shareholders	(0.71)	(0.86)	(1.04)	(0.90)	(0.63)

Net Asset Value, End of Period	$5.98	$9.70	$11.75	$12.43	$12.19
Total return(b)	(30.50)%	(10.60)%	2.74%	9.70%	6.19	%(c)

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (000’s)	$20,660	$58,486	$95,122	$115,651	$124,500
Total expenses excluding interest and commitment fee expenses	2.22%	1.93%	1.68%	1.51%	1.73%
Interest and commitment fee expenses	1.08%	1.47%	1.06%	1.04%	0.72%
Waiver/reimbursement	(0.01)%	(0.02)%	—	(0.04)%	(0.10)%
Net expenses including interest and commitment fee expenses(d)	3.29%	3.38%	2.74%	2.51%	2.35%
Net investment income	7.74%	7.93%	7.70%	7.43%	5.25%
Portfolio turnover rate	21%	22%	70%	61%	85%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
See accompanying Notes to Financial Statements. | 19

FINANCIAL HIGHLIGHTS

Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class C Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.70	$11.75	$12.43	$12.19	$12.08

Income from Investment Operations:
Net investment income(a)	0.48	0.84	0.93	0.90	0.61
Net realized and unrealized gain/(loss)(a)	(3.50)	(2.04)	(0.59)	0.22	0.11

Total from investment operations	(3.02)	(1.20)	0.34	1.12	0.72

Less Distributions Declared to Shareholders:
From net investment income	(0.70)	(0.84)	(0.95)	(0.88)	(0.61)
From net realized gains	—	(0.01)	(0.07)	—	—

Total distributions declared to shareholders	(0.70)	(0.85)	(1.02)	(0.88)	(0.61)

Net Asset Value, End of Period	$5.98	$9.70	$11.75	$12.43	$12.19
Total return(b)	(30.60)%	(10.73)%	2.50%	9.62%	6.03	%(c)

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (000’s)	$359,579	$784,597	$1,269,850	$816,720	$391,455
Total expenses excluding interest and commitment fee expenses	2.37%	2.08%	1.83%	1.66%	1.88%
Interest and commitment fee expenses	1.08%	1.47%	1.06%	1.04%	0.72%
Waiver/reimbursement	(0.01)%	(0.02)%	—	(0.04)%	(0.10)%
Net expenses including interest and commitment fee expenses(d)	3.44%	3.53%	2.89%	2.66%	2.50%
Net investment income	7.59%	7.78%	7.55%	7.28%	5.10%
Portfolio turnover rate	21%	22%	70%	61%	85%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.
20 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Floating Rate Advantage Fund
Selected data for a share outstanding throughout each period is as follows:

	Years Ended August 31,
Class Z Shares	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.70	$11.75	$12.43	$12.19	$12.08

Income from Investment Operations:
Net investment income(a)	0.54	0.94	1.04	1.00	0.71
Net realized and unrealized gain/(loss)(a)	(3.52)	(2.05)	(0.60)	0.22	0.11

Total from investment operations	(2.98)	(1.11)	0.44	1.22	0.82

Less Distributions Declared to Shareholders:
From net investment income	(0.75)	(0.93)	(1.05)	(0.98)	(0.71)
From net realized gains	—	(0.01)	(0.07)	—	—

Total distributions declared to shareholders	(0.75)	(0.94)	(1.12)	(0.98)	(0.71)

Net Asset Value, End of Period	$5.97	$9.70	$11.75	$12.43	$12.19
Total return(b)	(30.12)%	(9.97)%	3.46%	10.47%	6.93	%(c)

Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (000’s)	$62,842	$170,147	$280,383	$161,996	$75,293
Total expenses excluding interest and commitment fee expenses	1.52%	1.23%	0.98%	0.81%	1.03%
Interest and commitment fee expenses	1.08%	1.47%	1.06%	1.04%	0.72%
Waiver/reimbursement	(0.01)%	(0.02)%	—	(0.04)%	(0.10)%
Net expenses including interest and commitment fee expenses(d)	2.59%	2.68%	2.04%	1.81%	1.65%
Net investment income	8.44%	8.63%	8.40%	8.13%	5.95%
Portfolio turnover rate	21%	22%	70%	61%	85%

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return is at net asset value assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(c)	A late audit adjustment was made to net asset value, however, performance was not recalculated using the adjusted net asset value. Rather total return is calculated using the net asset value used for trading at the close of business on August 31, 2005.

(d)	Net expense ratio has been calculated after applying any waiver/reimbursement if applicable.
See accompanying Notes to Financial Statements. | 21

NOTES TO FINANCIAL STATEMENTS

August 31, 2009	Highland Floating Rate Advantage Fund
Note 1. Organization
Highland Floating Rate Advantage Fund (the “Fund”) is a Delaware statutory trust that is successor in interest to a Massachusetts business trust of the same name and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously offered, non-diversified, closed-end management investment company.
Investment Objective
The Fund seeks to provide a high level of current income, consistent with preservation of capital.
Fund Shares
The Fund may issue an unlimited number of shares, with par value $0.001 per share and continuously offers three classes of shares: Class A, Class C and Class Z. The Fund has discontinued selling Class B Shares to new and existing investors, although existing investors may still reinvest distributions in Class B Shares. Class A shares are sold with a front-end sales charge. Class A, B and C shares may be subject to a contingent deferred sales charge (“CDSC”), Class Z shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class-specific expenses, which include distribution fees and service fees.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that may affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Fund Valuation
The net asset value (“NAV”) of the Fund’s Shares is calculated daily in accordance with procedures approved by the Board of Trustees (the “Board” or “Trustees”). The NAV per share of each class of the Fund’s shares is calculated by dividing the value of the Fund’s net assets attributable to each class of shares by the total number of Shares of the class outstanding.
Valuation of Investments
In computing the Fund’s net assets, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will generally be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management, L.P. (the “Investment Adviser”) has determined generally has the capability to provide appropriate pricing services and is approved by the Fund’s Board.
Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, a method of valuation which approximates market value. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
22 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):
In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, Fair Value Measurement, which is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements in interim and annual periods subsequent to initial recognition, expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets. Adoption of FAS 157 requires the Fund to assume that the portfolio investment is sold in a principal market to a market participant, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market.
The Fund has adopted FAS 157 as of September 1, 2008. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Fund’s NAV. However, the adoption of FAS 157 does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Fund’s periodic filings. The levels of fair value inputs used to measure the Fund’s investments are characterized in accordance with the fair value hierarchy established by FAS 157. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy established under FAS 157 are described below:
Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“FSP 157-4”). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three-roll forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities.
Annual Report | 23

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of August 31, 2009 is as follows:

			Level 2	Level 3
		Level 1	Significant	Significant
(continued)	Total Value at	Quoted	Observable	Unobservable
Investment in Securities	August 31, 2009	Price	Input	Input
Common Stocks
Aerospace	$50,704	$50,704	$—	$—
Chemicals	1,124,911	—	—	1,124,911
Metals/Minerals	222,013	—	—	222,013
Transportation — Land Transportation	953,664	—	—	953,664
Utility	192,288	—	—	192,288
Warrants	—	—	—	—
Debt
Senior Loans	810,878,353	—	406,438,196	404,440,157
Asset-Backed Securities	8,743,963	—	—	8,743,963
Claims	406,290	205,000	—	201,290

Total	$822,572,186	$255,704	$406,438,196	$415,878,286

Other Financial Instruments*
Liabilities	$1,384,150	$—	$1,384,150	$—

Total	$1,384,150	$—	$1,384,150	$—

*	Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the investment.
The Fund did not have any liabilities that were measured at fair value on a recurring basis at August 31, 2009.
The table below sets forth a summary of changes in the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended August 31, 2009.

			Net
			Amortization	Net	Net		Balance
Assets at Fair Value	Balance as of	Transfers	(Accretion) of	Realized	Unrealized	Net	as of
Using Unobservable	August 31	in/(out)	Premium/	Gains/	Gains/	Purchase/	August 31,
Inputs Level 3	2008	of Level 3	(Discount)	(Losses)	(Losses)	(Sales)	2009
Common Stocks
Broadcasting	$688,681	$—	$—	$—	$(688,681)	$—	$—
Chemicals	—	—	—	—	—	1,124,911	1,124,911
Metals/Minerals	—	—	—	—	(130,742)	352,755	222,013
Transportation — Land Transportation	1,095,570	—	—	—	(145,441)	3,535	953,664
Utility	13,127,359	4,195,380	—	(715,119)	(7,066,473)	(9,348,859)	192,288
Preferred Stocks	10,786	—	—	342	3,596	(14,724)	—
Warrants	—	—	—	(5,794,750)	5,794,750	—	—
Debt
Senior Loans	407,127,563	345,934,187	2,723,106	(60,060,101)	(220,925,375)	(70,359,223)	404,440,157
Asset-Backed Securities	24,739,172	—	—	92,595	(15,973,587)	(114,217)	8,743,963
Corporate Debt	—	—	—	(705,249)	705,249	—	—
Claims	9,359,619	(205,000)	—	(209,008)	(7,902,797)	(841,524)	201,290

Total	$456,148,750	$349,924,567	$2,723,106	$(67,391,290)	$(246,329,501)	$(79,197,346)	$415,878,286

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s investment portfolio.
The net unrealized losses presented in the table above relate to investments that are still held at August 31, 2009, and the Fund presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.
24 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the year ended August 31, 2009, $349,924,567 of the Fund’s portfolio investments were transferred from Level 2 to Level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Security Transactions
Security transactions are accounted for on the trade date. Costs and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Forward Foreign Currency Contracts
In order to minimize the movement in NAV resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time the contract is initiated. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. With Forward’s, there is counterparty credit risk to the Fund because the forwards are not exchange traded and there is no clearinghouse to guarantee the forwards against default.
Income Recognition
Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums, if any. Facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Dividend income is recorded on the ex-dividend date.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of the Fund on a daily basis for purposes of determining the NAV of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
On July 13, 2006, the FASB released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted FIN 48 as of September 1, 2007 for all subsequent reporting periods and management has determined that there has been no material impact on the financial statements.
Distributions to Shareholders
Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.
Annual Report | 25

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
Cash and Cash Equivalents
The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities. At August 31, 2009, the Fund had $14,406,033 of cash and cash equivalents denominated in foreign currencies, with a cost of $650,976.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and sub-custodian bank, respectively, and does not include any short-term investments.
Additional Accounting Standards
In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (“SFAS 168”). This standard identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements that are presented in conformity with U.S. GAAP. SFAS 168 established the FASB Accounting Standards Codification (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. GAAP. Codification does not create new accounting and reporting guidance, rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the Codification carries an equal level of authority. SFAS 168 is effective for the Fund as of September 30, 2009, and will change how the Fund references U.S. GAAP in its notes to financial statements.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These differences are primarily attributable to reclassification of foreign currency transactions.
Reclassifications are made to the Fund’s capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the year ended August 31, 2009, permanent differences resulting from Section 988 gain/loss reclass, foreign bond bifurcation, premium amortization accrued/sold, paydown reclass and interest income on defaulted bond closed adjustment were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed/
(Overdistributed)	Accumulated Net
Net Investment	Realized Gain
Income	(Loss)

$38,974,115	$(38,974,115)
The tax character of distributions paid during the past two tax years ended August 31, 2009 and August 31, 2008, were as follows:

Distributions paid from:	2009	2008

Ordinary income*	$105,836,271	$174,109,322
Long-term capital gains	—	1,924,460

*	For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.
As of August 31, 2009, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Accumulated	Undistributed	Undistributed
Capital and	Ordinary	Long-Term	Net Unrealized
Other Losses	Income	Capital Gains	Depreciation*

$(579,219,828)	$5,059,271	$—	$(584,444,267)

*	The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales and premium amortization adjustments.
The accumulated capital losses to offset future gains (capital loss carryforward) for the Fund are $8,394,093 and $232,159,979 which will expire on August 31, 2016 and August 31, 2017, respectively.
Unrealized appreciation and depreciation at August 31, 2009, based on cost of investments for U.S. federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$9,526,479
Unrealized depreciation	(589,636,721)

Net unrealized depreciation	$(580,110,242)

Annual Report | 26

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
Post-October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended August 31, 2009, the Fund intends to elect to defer net realized losses incurred from November 1, 2008 through August 31, 2009 of $322,246,883. In addition, the Fund also elected to defer currency losses of $16,418,873 incurred from November 1, 2008 through August 31, 2009.
Note 4. Advisory, Administration, Service and Distribution and Trustee Fees
Investment Advisory Fee
The Investment Adviser receives a monthly investment advisory fee based on the Fund’s average daily managed assets at the following annual rates:

Average Daily Managed Assets	Annual Fee Rate

First $1 billion	0.65%
Next $1 billion	0.60%
Over $2 billion	0.55%
Average daily managed assets of the Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
For the year ended August 31, 2009, the Fund’s effective investment advisory fee rate was 0.64%.
Administration Fees
The Investment Adviser provides administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund’s average daily managed assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc. The Investment Adviser pays PNC directly for these services.
Service and Distribution Fees
PFPC Distributors, Inc. (the “Underwriter”) serves as the principal underwriter and distributor of the Fund’s shares. The Underwriter receives the front end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A, Class B and Class C Shares. For the year ended August 31, 2009, the Underwriter received $8,990 of front end sales charges on Class A Shares and $21,795, $20,631, and $32,948 of CDSC on Class A, Class B and Class C Share redemptions, respectively.
The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), which requires the payment of a monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C Shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
Expense Limits and Fee Reimbursements
Effective December 18, 2006, the Investment Adviser had voluntarily agreed to waive management fees (including both advisory fees and administration fees) so that the Fund’s annual operating expenses (exclusive of advisory fees, administration fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any) would not exceed 0.15% of the average daily net assets of the Fund for each share class. For the partial year ended August 31, 2009, the Investment Adviser waived fees in an amount equal to 0.01% of the average daily net assets of the Fund. This waiver was discontinued by the Investment Adviser effective October 1, 2008.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this annual report.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Portfolio Information
For the year ended August 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $218,180,511 and $910,010,179, respectively.
Note 6. Periodic Repurchase Offers
The Fund has adopted a policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund’s NAV (“Repurchase Offers”). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August and November. It is anticipated that the date on which the repurchase price of shares will be determined (the “Repurchase Pricing Date”) will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the “Repurchase Request Deadline”), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will
Annual Report | 27

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline.
For the year ended August 31, 2009, there were four Repurchase Offers. In the November 2008, February 2009, May 2009 and August 2009 Repurchase Offers, the Fund offered to repurchase 10%, 15%, 10% and 10%, respectively, of its outstanding shares. In the November 2008, February 2009, May 2009 and August 2009 Repurchase Offers, 12.0%, 12.6%, 12.0% and 9.6%, respectively, of shares outstanding were repurchased. In connection with the November 2008 and May 2009 Repurchase Offers, the Fund repurchased an additional 2% of its shares outstanding on the Repurchase Request Deadline to accommodate the shareholder repurchase request.
Note 7. Senior Loan Participation Commitments
The Fund invests, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries or geographic regions (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the Borrower directly.
As such, the Fund assumes the credit risk of the Borrowers, as well as of the selling participants or other persons interpositioned between the Fund and the Borrowers. The ability of Borrowers, selling participants or other persons interpositioned between the Fund and the Borrowers to meet their obligations may be affected by a number of factors, including economic developments in a specific industry.
At August 31, 2009, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount		Value
Credit Suisse, Cayman Island Branch:
Ginn LA Conduit Lender, Inc., First Lien Tranche A Credit-Linked Deposit,	$14,595,267		$1,167,621
Ginn LA Conduit Lender, Inc., First Lien Tranche B Term Loan	31,288,508		2,503,081
Lehman Commercial Paper, Inc., UK Branch:
Wind Telecomunicazioni S.p.A. B1 Term Loan Facility	EUR	1,500,000	2,052,049
Wind Telecomunicazioni S.p.A. C1 Term Loan Facility	1,500,000		2,061,822

			$7,784,573

Note 8. Credit Agreement
Effective October 7, 2008, the Fund entered into a Revolving Credit and Security Agreement, as amended, with The Bank of Nova Scotia (the “Credit Agreement”) pursuant to which the Fund could borrow up to $625,000,000. Effective March 27, 2009 the commitment was reduced to $450,000,000, effective May 8, 2009 it was reduced to $400,000,000, and effective June 5, 2009 it was reduced to $350,000,000. The credit facility is secured by the Fund’s assets. Interest is charged at a rate equal to 0.30% per annum plus the applicable rate based on the outstanding borrowings. In addition, the Fund has agreed to pay commitment fee expenses on the commitment unit of each lender group of 0.70% per annum.
At August 31, 2009, the Fund had outstanding borrowings under the Credit Agreement totaling $181,000,000. The interest rate charged at August 31, 2009 was 0.33%. The average daily loan balance was $213,547,945 at a weighted average interest rate of 1.72%. With respect to these borrowings, interest and commitment fees of $9,625,147 is included on the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

		Asset
		Coverage per
	Total Amount	$1,000 of
Date	Outstanding	Indebtedness
08/31/2009	$181,000,000	$4,658
08/31/2008	511,000,000	4,093
08/31/2007	960,000,000	4,005
08/31/2006	335,000,000	7,292
08/31/2005	250,000,000	5,129
08/31/2004	95,000,000	8,038
See “Subsequent Events” section for more information about the Fund’s credit facility.
28 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
Note 9. Unfunded Loan Commitments
As of August 31, 2009, the Fund had unfunded loan commitments of $14,099,092, £2,500,000 and €3,164,000, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:

Unfunded
Loan
Borrower	Commitment
Broadstripe, LLC	$5,280,512
Mobileserv Ltd.	£2,500,000
SIRVA Worldwide, Inc.	$1,725,589
Sorrenson Communications, Inc.	$2,000,000
Tronox Worldwide LLC	$4,092,991
Vivarte	€3,164,000
Water PIK, Inc.	$1,000,000
Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of August 31, 2009, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $6,886,297. The net change in unrealized depreciation on unfunded transactions of $2,052,794 is recorded in the Statement of Operations.
Note 10. Affiliated Issuers and Transactions
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. The Fund held at least five percent of the outstanding voting stock of the following companies during the year ended August 31, 2009:

	Par Value at	Shares at	Market Value
	August 31,	August 31,	August 31,	August 31,
	2009	2009	2008	2009
ComCorp Broadcasting, Inc.* (Senior Loans)	$2,739,956	—	$2,309,752	$1,736,584
Communications Corp of America (Common Stock)	—	152,363	688,681	—

	$2,739,956	$152,363	$2,998,433	$1,736,584

*	Company is a wholly owned subsidiary of Communications Corp of America.
The Portfolio is permitted to purchase or sell securities from or to certain other affiliated portfolios under specified conditions outlined in the procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to provide assurance that any purchase or sale of securities by the portfolio from or to another portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price. For the year ended August 31, 2009, the Portfolio engaged in security transactions with affiliated Portfolios with a cost of purchases totaling $21,366,659, proceeds from sales of $14,646,828 and net realized losses from sales of -$1,664,309.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Note 12. Disclosure of Significant Risks and Contingencies
Industry Concentration Risk
The Fund will concentrate its investments in the financial services industry, subjecting it to greater risk than a fund that is more diversified.
Non-Payment Risk
Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high-yield securities may result in greater NAV fluctuation than if the Fund did not make such investments.
Leverage Risk
The Fund currently uses leverage through borrowings from a credit facility. The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that is in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on the shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to shareholders.
Annual Report | 29

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
Currency Risk
A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Non-U.S. Securities Risk
Investment in securities of non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: (i) non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund’s investments at times, in amounts and at prices it considers reasonable; and (iii) the economies of non-U.S. issuers may grow at slower rates than expected or may experience more severe downturns or recessions. Additionally, certain investments in non-U.S. issuers also may be subject to foreign withholding or other taxes on dividends, interest or capital gain.
Forward Currency Contracts Risk
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A forward contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, daily fluctuations in the value of the contract are recorded for financial statement purposes as unrealized gains or losses by the Fund. At the expiration of the contracts the Fund realizes the gain or loss. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the forward contracts and may realize a loss. With forwards, there is counter party credit risk to the Fund because the forwards are not exchange traded and there is no clearing house to guarantee the forwards against default
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The successful use of derivative transactions depends on the Adviser’s ability to predict correctly the direction and extent of movements in interest rates.
Counterparty Credit Risk
Counterparty credit risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund enters into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund is exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Note 13: Legal Matters
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. and its affiliates (the “Plaintiff “), which are home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be voided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to void the transfers and other equitable relief. The Fund and other Funds and accounts managed by the Investment Adviser and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit
30 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Term Loan Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint and a Third Amended Complaint two answers to the Third Amended Complaint in its capacity as a Term Loan Lender. The case went to trial, which concluded in August 2009. (See “Subsequent Events disclosure for more information).
Note 14: Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through October 23, 2009, the date the financial statements were issued, and has determined that there were the following subsequent events:
Effective October 6, 2009, the Fund entered into Amendment No. 4 to the Credit Agreement which reduced the total commitment amount from $350,000,000 to $250,000,000 and extended the maturity of the loan to October 16, 2009.
Effective October 16, 2009, the Fund entered into Amendment No. 5 to the Credit Agreement which reduced the total commitment amount from $250,000,000 to $170,000,000 and extended the maturity of the loan to November 4, 2009. The Amendment also required the Fund to maintain 400% asset coverage with respect to amounts outstanding under the Credit Agreement.
On July 15, 2008, the Fund was named as one of numerous defendants in an action filed with the Bankruptcy Court of the Southern District of Florida (please refer to Item 13 for more information on this matter). On October 13, 2009, the court ruled for the Plaintiff in the action and ordered the defendants to return the proceeds received from the pay off of the term loan at par on July 31, 2007. The proceeds received by the Fund totaled $4,000,000. Additionally, the court ordered the defendants to pay simple interest on the amount returned at an annual rate of 9%. Inclusive of the interest, the Fund is required to return $4,829,927 to the bankruptcy estate or post a bond if it plans to appeal the ruling by November 2, 2009. The bankruptcy court’s ruling also provides that the Fund and other lenders may file a proof of claim against the debtors in the ongoing Chapter 11 cases. The Fund and other defendants are reviewing their options with regard to filing an appeal to the decision but no conclusions have been finalized as of the date of this report.
Annual Report | 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Highland Floating Rate Advantage Fund:
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Advantage Fund (the “Fund”) at August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets and cash flows and its financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at August 31, 2009 by correspondence with the custodian and the banks with whom the Fund owns assignments and participations in loans, provide a reasonable basis for our opinion.
PricewaterhouseCoopers, LLP
Dallas, Texas
October 23, 2009
32 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Annual Report | 33

ADDITIONAL INFORMATION (unaudited)

August 31, 2009	Highland Floating Rate Advantage Fund
Trustees and Officers
The Board provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

		Term of	Principal	Number of Portfolios
		Office and	Occupation(s)	in Highland Funds	Other
	Position(s)	Length of	During Past	Complex Overseen	Dictatorships/
Name and Age	with Funds	Time Served	Five Years	by Trustee[1]	Trusteeships Held

Independent Trustees

Timothy K. Hui (Age 61)	Trustee	Indefinite Term; Trustee since 2004	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004 at Philadelphia Biblical University.	6	None

Scott F. Kavanaugh (Age 48)	Trustee	Indefinite Term; Trustee since 2004	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm) from April 1998 to February 2003.	6	None
34 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
Trustees and Officers

		Term of	Principal	Number of Portfolios
		Office and	Occupation(s)	in Highland Funds	Other
	Position(s)	Length of	During Past	Complex Overseen	Dictatorships/
Name and Age	with Funds	Time Served	Five Years	by Trustee[1]	Trusteeships Held

Independent Trustees

James F. Leary (Age 79)	Trustee	Indefinite Term; Trustee since 2004	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	6	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 54)	Trustee	Indefinite Term; Trustee since 2004	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	6	None

Interested Trustee

R. Joseph Dougherty[2] (Age 39)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee since 2004	Team Leader of Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	6	None
Annual Report | 35

ADDITIONAL INFORMATION (unaudited) (continued)

August 31, 2009	Highland Floating Rate Advantage Fund
Trustees and Officers

Term of
Office and
	Position(s)	Length of	Principal Occupation(s)
Name and Age	with Funds	Time Served	During Past Five Years

Officers

R. Joseph Dougherty (Age 39)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Chairman of the Board since 2004; President and Chief Executive Officer since December 2008	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brad Borud (Age 37)	Executive Vice President	Indefinite Term; Executive Vice President since December 2008	Senior Trader and Chief Investment Officer — Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Fund Complex since December 2008; Senior Trader and Co-Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (Age 33)	Treasurer (Principal Accounting Officer), and Secretary	Indefinite Term; Treasurer and Secretary since 2004	Assistant Controller of the Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 40)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP from January 2007 to June 2007; and Partner from January 2003 to January 2007 in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1	The Highland Fund Complex consists of all the registered investment companies advised by the Investment Adviser as of the date of this report.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with Highland.
36 | Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT
Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860
Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624
This report has been prepared for shareholders of Highland Floating Rate Advantage Fund.
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the SEC’s website at http://www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may obtain the Form N-Q by visiting the Fund’s website at www.hcmlp.com.
The Statement of Additional Information includes information about Fund Trustees and is available upon request without charge by calling 1-877-665-1287.
Annual Report | 37

P.O. Box 9840 Providence, RI 02940-8040 Highland Floating Rate Advantage Fund Annual Report, August 31, 2009 www.highlandfunds.com HLC-ADV-AR-08/09

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1).
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $100,000 for 2008 and $85,000 for 2009.

Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $7,000 for 2008 and $8,500 for 2009. Services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2008 and $6,750 for 2009. Services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $12,000 for 2008 and $0 for 2009. Services related to agreed upon procedures related to the Fund’s revolving credit facility.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	100%

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $74,000 for 2008 and $606,000 for 2009.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
APPENDIX E
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles

     1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1 Monitoring. A member of the settlement group (the “settlement designee”) of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security. The portfolio manager(s) may consult a member of the settlement group as necessary.
     2.2 Voting. Upon receipt of notice from the settlement designee, the portfolio manager(s) of the fund(s) in which the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client in accordance with the Guidelines set forth below.
     2.3 Guideline. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy. This Policy is designed to be implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interests of the Company’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances. In general, the Company reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. Portfolio manager(s) may vote proxies as recommended by the security issuers management on routine matters related to the operation of the issuer and on matters not expected to have a significant impact on the issuer and/or its shareholders, because the Company believes that recommendations by the issuer are generally in shareholders’ best interests, and therefore in the best economic interest of the Company’s clients.
     2.4 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to causing the proxy to be voted.
     2.4.1. For a security held by a an investment company, the Company shall disclose the conflict and its reasoning for voting as it did to the Retail Fund’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the compliance department to document the basis for the decision and furnish the documentation to the Board of Trustees. The Company may resolve the conflict of interest by following the proxy voting recommendation of a disinterested third party (such as ISS, Glass Lewis, or another institutional proxy research firm).
     2.5 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.6 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
3. Conflicts of Interest
     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping, Retention and Compliance Oversight
     4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3 Records of each vote cast by the Company on behalf of Clients.
     4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
     4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

     4.4 Records relating to the voting of proxies for securities held by investment company clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.
     4.5 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.
Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009.
Approved by the Highland Funds Board of Trustees for all Funds (except Highland Long/Short Equity Fund): June 5, 2009.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members
The Highland Floating Rate Advantage Fund’s (the “Fund”) portfolio is managed by Brad Borud, Brad Means and Greg Stuecheli.
     Brad Borud. Mr. Borud is a Partner, Senior Trader and Chief Investment Officer—Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at Nationsbank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
     Brad Means. Mr. Means is a Senior Portfolio Manager at Highland. Prior to joining Highland in May 2004, Mr. Means was a Managing Director in FTI Consulting’s Corporate Finance group where he worked on corporate turnaround, restructuring and bankruptcy advisory engagements. From 1998 to 2001, he was a Director in PricewaterhouseCoopers LLP’s Chairman’s Office and focused on enterprise strategy, venture capital, business development and divestiture initiatives. Prior to his role in the Chairman’s Office, Mr. Means worked in the Strategic Change Consulting and the Assurance & Business Advisory groups of Price Waterhouse serving clients across a broad range of industries including Automotive, Energy, Financials and Industrials. He holds an MBA from the Stanford Graduate School of Business and a BSBA in Finance and Accounting from Creighton University. Mr. Means has earned the right to use the Chartered Financial Analyst designation.
     Greg Stuecheli. Mr. Stuecheli is a Senior Portfolio Manager at Highland. Prior to his current duties, Mr. Stuecheli was a Portfolio Manager for Highland covering distressed and special situation credit and equity investments. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002, where his primary responsibilities included researching long and short investment ideas. In 1999, Mr. Stuecheli was a Summer Associate at Hicks, Muse, Tate & Furst, and from 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. Mr.

Stuecheli received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.
(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest
Other Accounts Managed by Portfolio Manager(s) or Management Team Member
The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2009.
Brad Borud

Total Assets
	Total		Total Number of	Managed with
	Number of	Total Assets	Accounts Managed	Performance-Based
	Accounts	Managed	with Performance-	Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	5	$2,043	1	$41
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
Brad Means

Total Assets
	Total		Total Number of	Managed with
	Number of	Total Assets	Accounts Managed	Performance-Based
	Accounts	Managed	with Performance-	Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	3	$1,122	—	—
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
Greg Stuecheli

Total Assets
	Total		Total Number of	Managed with
	Number of	Total Assets	Accounts Managed	Performance-Based
	Accounts	Managed	with Performance-	Advisory Fee
Type of Accounts	Managed	(millions)	Based Advisory Fee	(millions)
Registered Investment Companies:	1	$600	1	$41
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
     Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Conflicts of Interest.
     Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members
     Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio managers’ underlying accounts, and the pre-tax relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
Short-Term Incentive Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
     Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
(a)(4)	Disclosure of Securities Ownership
     The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of August 31, 2009.

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Brad Borud	None
Brad Means	None
Greg Stuecheli	None
(b) Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Highland Floating Rate Advantage Fund

By (Signature and Title)*	/s/ R. Joseph Dougherty
R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)

Date 10/30/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Joseph Dougherty
R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 10/30/09

By (Signature and Title)*	/s/ M. Jason Blackburn
M. Jason Blackburn, Chief Financial Officer, Treasurer and Secretary (principal financial officer)

Date 10/30/09

*	Print the name and title of each signing officer under his or her signature.